ANNUAL REPORT                                      March 31, 1999

                                                     DAVIS INTERMEDIATE
                                                     INVESTMENT GRADE
                                                     BOND FUND

















[DAVIS FUNDS LOGO]

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

Dear Shareholder,

During its latest fiscal year, the Davis Intermediate Investment Grade Bond Fund, Inc. (formerly named the Davis High Income Fund, Inc.) successfully completed the transition from a fund that focused primarily on high-yield, lower quality securities to one that invests in intermediate-term, investment-grade issues (the Fund may still invest up to 35% of total assets in high-yield, lower quality securities). We repositioned the Fund effective October 6, 1998, because, as stewards of our shareholders' capital, we concluded that high-yield securities involve substantially greater risks than they once did without providing sufficient yield compensation. Such risk/reward parameters are incompatible with the long-term Davis investment philosophy, which seeks to provide reliable results through full market cycles.

PERFORMANCE REVIEW
In the first quarter of 1999--the first full quarter that your Fund was invested as an intermediate investment-grade bond fund--the Fund outperformed its benchmark. Total return for the Class A shares declined .34%(2) (based on net asset value), which compares favorably with the average decline of .52% for the 280 funds included in Lipper Analytical Services' intermediate investment-grade debt category(3). For the one-year period ended March 31, 1999, the Fund's Class A shares generated a negative total return of 10.41%(2) (based on net asset value) compared with a positive return of 5.15% for the 258 funds in the Lipper intermediate investment-grade debt category3. Until October 6, 1998, the Fund was categorized as a high current yield fund, the average of which had a negative return of 1.94% for the one-year period ended March 31, 1999, according to Lipper(3).

Continuing the trend of recent years, the demand for high-yielding issues was so strong throughout much of 1998 that the yield advantage these bonds typically offer over U.S. Treasury securities largely disappeared. As a result, investors were not being fully compensated for the additional risks of purchasing high-yield bonds. However, the investment climate changed dramatically in August due to very real concerns regarding the health of the worldwide economy, fears that the United States would be pushed into recession and the threat of a global credit crunch. Even after the Federal Reserve stepped in and cut rates in the fall, the markets continued to be gripped by volatility and illiquidity.

The transition quarter for the Fund--October through December 1998--coincided with the flight to quality and away from risk that occurred in this uncertain market environment. During this period, low-quality bonds became almost illiquid and suffered steep price declines as yields widened dramatically relative to U.S. Treasuries. This sharp reversal amply demonstrates the risks involved in holding these securities. Unfortunately, these were the conditions under which we were liquidating the portfolio's high-yield investments, and that adversely affected the Fund's results in the short run.

The yield spread between low-quality and high-quality bonds that became so wide in the aftermath of this global financial crisis has since narrowed. But the spread remains at levels that haven't been consistently seen since 1991 even though our economy is in good shape. If the U.S. business cycle turns down, the number of companies defaulting on their debt could accelerate and credit-quality spreads could widen further, meaning high-yield bonds would trade poorly.

FINDING VALUE IN INVESTMENT-GRADE BONDS
Because the risks and volatility in the high-yield market are so much greater today, we believe the Fund's more conservative investment focus is the appropriate approach for our shareholders. Adhering to the fundamental Davis Funds' principle of managing risk, our strategy is to invest with a long-term perspective primarily in intermediate-term, investment-grade debt securities issued by well-known, publicly traded companies that are selling at value prices. Investment-grade securities are those rated in one of the four highest credit-quality

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

categories by nationally recognized rating organizations or which we believe to be of comparable credit quality. Currently, the portfolio's average credit quality is A and its average weighted length, taking into account call features and sinking fund provisions that could shorten the life of bonds in our portfolio, is 6 1/2 years.

Rigorous research is a key element in our investment process. Specifically we look for corporate bonds that have the potential for credit-quality improvement. One sector where we are finding great value--that is, higher yields relative to credit quality--is the financial sector. As a result, we have made significant investments in bonds of insurance carriers, securities firms and banks. For example, the Fund bought A-rated bonds issued by Beneficial Corporation, a consumer financial services company that has now merged with Household International(4). These bonds are attractive because they offer the potential for improving credit quality as well as a significant yield advantage over Treasury securities of comparable maturity.

The energy sector is another sector that is generally inexpensive relative to its credit quality. As an example, the Fund purchased BBB-rated bonds issued by Enron, an oil and gas company(4). During the period we have owned these bonds, they have outperformed comparable U.S. Treasuries, and we feel confident they still represent good value because we expect the company's credit quality will continue to improve.

While we have generally shifted assets into higher quality bonds, we continue to hold certain high-yield, lower quality securities that we believe offer good value. For example, the Fund still holds the bonds of Alliance Imaging with a yield to maturity of over 9%(4). We have confidence in the company's ability to make timely payments of interest and principal on its bonds because it is a leader in an important market niche--providing hospitals with medical image scanning equipment on a contract basis.

Our strategy going forward is to look for bonds that have the potential for improving credit quality and that should remain liquid even under adverse market conditions, rather than simply buying the highest-yielding securities that are still investment-grade. Our goal is to obtain better yields than Treasury securities of comparable maturity without assuming undue risk. We continue to believe the best way to help our shareholders build and preserve wealth is through strategies designed to minimize volatility and optimize long-term risk-adjusted returns.


Sincerely,






/s/ Shelby M.C. Davis                       /s/ Carolyn Spolidoro

Shelby M.C. Davis                           Carolyn Spolidoro
Chief Investment Officer                    Portfolio Manager


May 7, 1999

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for Davis Intermediate Investment Grade Bond Fund, Inc. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Intermediate Investment Grade Bond Fund, Inc. which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Intermediate Investment Grade Bond Fund's current investment policy requires it to invest at least 65% of its total assets in investment-grade debt securities and allows it to invest up to 35% of its total assets in high yield, high-risk debt securities, commonly known as "junk bonds." In the past, the Fund invested primarily in high yield, high-risk debt securities and as of March 31, 1999, 23.02% of total assets were invested in high yield, high-risk securities.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Prior to October 6, 1998, the Fund invested primarily in high yield, high-risk securities. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.


* (Without a 4.75% Sales Charge taken into consideration for the period ended March 31, 1999)
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
FUND NAME                              1 YEAR       3 YEAR       5 YEAR       10 YEAR           INCEPTION
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "A"                   (10.41)%      1.93%        4.04%         5.14%         7.89% - 05/29/80
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "B"                   (11.20)%      1.11%          NA           NA           3.52% - 12/05/94
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "C"                   (11.34)%        NA           NA           NA          (3.95)% - 08/12/97
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "Y"                   (10.16)%        NA           NA           NA          (0.51)% - 03/20/97
----------------------------------- ------------ ------------ ------------ ------------- ------------------------


** (With a 4.75% Sales Charge or any applicable contingent deferred sales charge taken into consideration for the period ended March 31, 1999)
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
FUND NAME                              1 YEAR       3 YEAR       5 YEAR       10 YEAR           INCEPTION
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate  Investment
Grade Bond Fund "A"                   (14.71)%      0.30%        3.02%         4.63%         7.61% - 05/29/80
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "B"                   (14.51)%      0.30%          NA           NA           3.19% - 12/05/94
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "C"                   (12.17)%        NA           NA           NA          (3.95)% - 08/12/97
----------------------------------- ------------ ------------ ------------ ------------- ------------------------
Davis Intermediate Investment
Grade Bond Fund "Y"                   (10.16)%        NA           NA           NA          (0.51)% - 03/20/97
----------------------------------- ------------ ------------ ------------ ------------- ------------------------

(3) Lipper Analytical Services rankings are based on total returns but do not consider sales charges.


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
================================================================================

(4) Davis Intermediate Investment Grade Bond Fund's portfolio securities as of March 31, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

Standard & Poor's Corporate Bond Ratings - BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS A SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)

        One Year..................................  (14.71)%
        Five Years................................     3.02%
        Ten Years.................................     4.63%
        ---------------------------------------------------------

$10,000 invested over ten years. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class A ("DIIGBF-A") shares on March 31, 1989 and paid a 4 3/4% sales charge. As the chart shows, by March 31, 1999 the value of your investment would have grown to $15,731 - a 57.31% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-A
-------------------------------------------------------------------------------
 3/31/89        $10,000               $10,000               $9,525
 3/31/90        $11,168                $9,150               $8,414
 3/31/91        $12,479               $10,780               $7,966
 3/31/92        $14,207               $13,625               $9,761
 3/31/93        $16,489               $16,068              $11,596
 3/31/94        $17,053               $17,448              $12,905
 3/31/95        $17,988               $18,772              $13,511
 3/31/96        $20,274               $22,327              $14,852
 3/31/97        $21,247               $24,274              $15,905
 3/31/98        $23,829               $29,672              $17,559
 3/31/99        $25,284               $31,614              $15,731


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS B SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS B SHARES (This calculation includes any applicable contingent deferred sales charge.)

        One Year..................................  (14.51)%
        Life of Class (December 5, 1994 through
             March 31, 1999) .........................3.19%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class B ("DIIGBF-B") shares on December 5, 1994 (inception of Class). As the chart shows, by March 31, 1999 the value of your investment (less applicable contingent deferred sales charges) would have grown to $11,451 - a 14.51% increase on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-B
-------------------------------------------------------------------------------
12/5/94        $10,000                $10,000             $10,000
   1995        $10,619                $10,945             $10,339
   1996        $11,968                $13,018             $11,237
   1997        $12,542                $14,153             $11,940
   1998        $14,066                $17,301             $13,079
   1999        $14,925                $18,433             $11,451


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS C SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS C SHARES (This calculation includes any applicable contingent deferred sales charge.)

        One Year..................................  (12.17)%
        Life of Class (August 12, 1997 through
             March 31, 1999)......................   (3.95)%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class C ("DIIGBF-C") shares on August 12, 1997. As the chart shows, by March 31, 1999 the value of your investment would have been $9,363 - a (6.37%) decrease on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-C
-------------------------------------------------------------------------------
8/12/97         $10,000               $10,000             $10,000
   1998         $10,627               $10,996             $10,561
   1999         $11,276               $11,715              $9,363


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all fdistributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
COMPARISON OF CLASS Y SHARES OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND WITH SALOMON BROTHERS LONG-TERM HIGH-YIELD INDEX AND MERRILL LYNCH U.S. CORPORATES, 5-10 YEARS INDEX
================================================================================

Average Annual Total Return for the Periods ended March 31, 1999.

        ---------------------------------------------------------
        CLASS Y SHARES

        One Year..................................  (10.16)%
        Life of Class (March 20, 1997 through
             March 31, 1999)......................   (0.51)%
        ---------------------------------------------------------

$10,000 invested at inception. Let's say you invested $10,000 in Davis Intermediate Investment Grade Bond Fund, Class Y ("DIIGBF-Y") shares on March 20, 1997. As the chart shows, by March 31, 1999 the value of your investment would have been $9,898 - a (1.02%) decrease on your initial investment. For comparison, the Salomon Brothers Long-Term High Yield Index ("Salomon") and the Merrill Lynch U.S. Corporates, 5-10 Years Index are also presented on the chart below.


             Merrill Lynch            Salomon             DIIGBF-Y
-------------------------------------------------------------------------------
3/20/97         $10,000               $10,000             $10,000
   1997          $9,932               $10,075              $9,958
   1998         $11,139               $12,315             $11,017
   1999         $11,819               $13,121              $9,898


Salomon Brothers Long-Term High-Yield Index and the Merrill Lynch U.S. Corporates, 5-10 Years Index are unmanaged indexes and have no specific investment objective. The indexes used include interest reinvested, but does not take into account any sales charge.

The performance data for Davis Intermediate Investment Grade Bond Fund, Inc. contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
PORTFOLIO HOLDINGS AS OF MARCH 31, 1999
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
----------------------------------------

Cash, Common Stock, Preferred Stock,
Short-term Bonds, Warrants & Other
 Assets                                6.2%
Bonds & Notes                         93.8%

SECTOR WEIGHTINGS (% OF BONDS/NOTES)
------------------------------------
Hotels                                3.3%
Automotive                            4.3%
Communication                         3.7%
Insurance                            12.1%
Mortgage Backed Securities            2.4%
Oil & Gas                             8.7%
Food Stores                           3.1%
Health Services                       3.0%
Other                                10.7%
Security & Commodity Brokers          9.2%
Depository Institutions               4.5%
Electric, Gas and Sanitary Services   8.1%
Non Depository Institutions           3.3%
Single Family Mortgage                8.8%
Government Securities                 8.2%
Executive, Legislative and General    6.6%



Top 10 Holdings                                                                        % of Fund Net Assets
-----------------------------------------------------------------------------------------------------------
Paine Webber Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08                                  4.70%
BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07                                                   4.24%
Enron Corp., Notes, 6.725%, 11/17/08                                                            4.12%
Liberty Financial Co., Notes, 6.75%, 11/15/08                                                   4.09%
ReliaStar Financial Corp., Notes, 6.50%, 11/15/08                                               4.08%
Ryder System Inc., Notes, Series P, 6.60%, 11/15/05                                             3.99%
Lehman Brothers Holdings, Notes, 6.625%, 02/05/06                                               3.97%
Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05                                       3.93%
Freddie Mac, 5.54%, 10/27/08                                                                    3.88%
Federal Home Loan Bank, 5.54%, 10/15/08                                                         3.86%

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - (83.82%)
                  AGRICULTURAL PRODUCTION LIVESTOCK - (0.82%)
$      500,000    Iowa Select Farms, L.P., Sr. Sub. Notes, 10.75%, 12/01/05 (b)................  $     403,125
                                                                                                 -------------
                  AMUSEMENT AND RECREATION SERVICES - (1.51%)
        58,000    Discovery Zone Inc., Units, 13.50%, 05/01/02 ++ (c)..........................         23,490
       165,000    Lancaster, TX, Combined Tax & Golf Course Park Rev. Bds., Series B,
                    Certificates of Obligation, MBIA Insured, 9.375%, 08/01/02.................        165,561
       190,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series `92, 8.50%, 08/01/02.................        199,375
        50,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series `92, 9.50%, 08/01/14.................         53,564
       984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02++ (c)......        302,764
                                                                                                 -------------
                                                                                                       744,754
                                                                                                 -------------
                  AUTO REPAIR, SERVICES AND PARKING - (3.99%)
     2,000,000    Ryder System Inc., Notes, Series P, 6.60%, 11/15/05..........................      1,972,958
                                                                                                 -------------
                  BUSINESS SERVICES - (1.22%)
       750,000    Nationwide Credit, Inc., Sr. Notes, 10.25%, 01/15/08.........................        581,250
       670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A, 18.375%,
                    04/01/96++ (c).............................................................         20,121
                                                                                                 -------------
                                                                                                       601,371
                                                                                                 -------------
                  CHEMICALS AND ALLIED PRODUCTS - (1.81%)
       863,000    Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03..............................        683,928
       500,000    Trikem S.A., 10.625%, 07/24/07 (c)...........................................        208,750
                                                                                                 -------------
                                                                                                       892,678
                                                                                                 -------------
                  COMMUNICATION - (3.47%)
       250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06.....................        276,250
       500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                    12.50%, 07/01/05...........................................................        560,000
       329,000    SFX Broadcasting Inc., Sr. Sub. Notes, Series B, 10.75%, 05/15/06............        365,190
       500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07....................        511,250
                                                                                                 -------------
                                                                                                     1,712,690
                                                                                                 -------------
                  DEPOSITORY INSTITUTIONS - (4.24%)
     2,000,000    BankBoston, N.A., Sub. Notes, 7.00%, 09/15/07................................      2,095,802
                                                                                                 -------------
                  EDUCATIONAL SERVICES - (0.63%)
     2,460,000    Wagner College, NY, G.O. Capital Appreciation Bds.,
                    Zero Cpn., 10/01/22 (e)....................................................        308,976
                                                                                                 -------------
                  ELECTRIC, GAS, AND SANITARY SERVICES - (7.57%)
       130,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
                    10.50%, 07/01/00...........................................................        132,972
       500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06.........        622,008
       498,978    Panda Funding, Series A-1, 11.625%, 08/20/12.................................        511,452
     2,000,000    Potomac Capital Invest., Notes, Series D, 6.62%, 12/05/05 (b)................      1,941,846


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
                  ELECTRIC, GAS, AND SANITARY SERVICES - CONTINUED
$      500,000    Statia Terminals International CDA Inc., 1st Mtg. Notes, Series B, 11.75%,
                    11/15/03...................................................................  $     535,000
                                                                                                 -------------
                                                                                                     3,743,278
                  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - (0.05%)
       558,273    Comptronix Corp., Conv. Sub. Deb., 6.75%, 03/01/02++ (c).....................         23,447
                                                                                                 -------------
                  EXECUTIVE, LEGISLATIVE AND GENERAL - (6.15%)
                    670,000 Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                    11/01/96+..................................................................          6,700
     1,000,000    Camden Cnty., GA, JT Dev. Auth., Taxable Rev. Bds.,  7.10%, 12/01/12.........      1,049,450
       620,000    Harrisburg, PA, G.O. Capital Appreciation Bds., Zero Cpn., 04/01/13 (e)......        243,071
       640,000    Los Angeles County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series C, MBIA Insured, Zero Cpn., 06/30/07 (e)............................        382,118
       100,000    Louisiana St. Agriculture Fin. Auth., Series `86A, 8.80%, 10/01/96++.........          1,000
        20,000    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
                    Life, 8.34%, 11/01/93++....................................................            200
     2,500,000    New Jersey Econ. Dev. Auth., Taxable Rev. Bds., Zero Cpn., 02/15/19 (e)......        529,000
     1,930,000    Orange County, CA, Pension Obligation, Capital Appreciation Bds.,
                    Series A, Zero Cpn., 09/15/13 (e)..........................................        735,870
       315,000    York, PA, G.O. Capital Appreciation Bds., Series A,
                    Zero Cpn., 02/01/17 (e)....................................................         92,333
                                                                                                 -------------
                                                                                                     3,039,742
                                                                                                 -------------
                  FOOD STORES - (2.93%)
       690,000    Kroger Co., Lease Cert., 6.00%, 04/01/03....................................         684,624
     1,000,000    Southland Corp., Sub. Deb., Ser. B, 4.00%, 06/15/04..........................        765,000
                                                                                                 -------------
                                                                                                     1,449,624
                                                                                                 -------------
                  HEALTH SERVICES - (2.84%)
       700,000    Connecticut St. Health & Edl. Facs. (Sheriden Woods Ctr.), Taxable Rev.
                    Bds., 8.73%, 11/01/17......................................................        781,760
       215,000    Illinois HFA Rev. Bds., Series C, MBIA Insured, 10.30%, 08/15/03.............        217,776
       130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref. & ...............
                    Improvement Bds. (Granada) Series B, 8.80%, 05/01/17.......................        124,488
       275,000    Utah St. Hsg. Fin. Agy. Taxable RHA Cmnty. Services, Series B, 9.00%,
                    07/01/02...................................................................        279,648
                                                                                                 -------------
                                                                                                     1,403,672
                                                                                                 -------------
                  HOTELS AND OTHER LODGING PLACES - (3.05%)
     1,448,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, Series B,
                    10.75%, 02/01/08...........................................................      1,509,540
                                                                                                 -------------
                  INDUSTRIAL MACHINERY AND EQUIPMENT - (0.96%)
       500,000    Axiohm Transaction Solutions Inc., Sr. Sub. Notes, 9.75%, 10/01/07...........        456,250
     1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02++..........................         19,500
                                                                                                 -------------
                                                                                                       475,750
                                                                                                 -------------

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED
                  INSTRUMENTS AND RELATED PRODUCTS - (0.50%)
$      250,000    Alliance Imaging, Inc., Sr. Sub. Notes, 9.625%, 12/15/05.....................  $     248,750
                                                                                                 -------------
                  INSURANCE CARRIERS - (11.35%)
     1,500,000    American General Finance, Sr. Notes, Series D, 7.12%, 08/24/05...............      1,570,073
     2,000,000    Liberty Financial Co., Notes, 6.75%, 11/15/08................................      2,020,686
     2,000,000    ReliaStar Financial Corp., Notes, 6.50%, 11/15/08............................      2,016,500
                                                                                                 -------------
                                                                                                     5,607,259
                                                                                                 -------------
                  JUSTICE, PUBLIC ORDER AND SAFETY - (0.53%)
       250,000    Oklahoma City, OK, Airport Trust Taxable Rev. Bds. (Fed. Bureau of
                    Prisons), 8.40%, 11/01/14..................................................        263,573
                                                                                                 -------------
                  MULTI-FAMILY FAMILY MORTGAGE - (0.84%)
       195,000    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Multi-
                    fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96++........................          1,950
       385,000    Illinois Hsg. Dev. Auth., Taxable Multifam. Program, Series 8, 8.52%,
                    09/01/31...................................................................        411,607
       100,000    Louisiana Hsg. Fin. Agy., Taxable Home Mtg., Series `86A, 8.61%,
                    08/01/49++.................................................................          1,000
                                                                                                 -------------
                                                                                                       414,557
                                                                                                 -------------
                  NONDEPOSITORY INSTITUTIONS - (3.09%)
     1,500,000    Beneficial Corp., Sr. Notes, Series H, 6.85%, 09/11/04.......................      1,524,858
                                                                                                 -------------
                  OIL AND GAS EXTRACTION - (6.18%)
     2,000,000    Enron Corp., Notes, 6.725%, 11/17/08.........................................      2,035,600
     1,000,000    Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04....................      1,021,250
                                                                                                 -------------
                                                                                                     3,056,850
                                                                                                 -------------
                  PAPER AND ALLIED PRODUCTS - (0.06%)
     2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes, 0%/14.00%,
                    08/01/06 (c) (d)...........................................................         30,000
                                                                                                 -------------
                  PETROLEUM AND COAL PRODUCTS - (1.97%)
       250,000    Clark R & M Inc., Sr. Notes, 8.375%, 11/15/07................................        224,063
       250,000    Clark R & M Inc., Sr. Sub. Notes, 8.875%, 11/15/07...........................        211,250
       500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%, 12/15/00............        540,000
                                                                                                 -------------
                                                                                                       975,313
                                                                                                 -------------
                  PRIMARY METAL INDUSTRIES - (0.19%)
       100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.382%, 04/15/07 (c).....         94,613
                                                                                                 -------------
                  SECURITY AND COMMODITY BROKERS - (8.66%)
     2,000,000    Lehman Brothers Holdings, Notes, 6.625%, 02/05/06............................      1,961,300
     2,350,000    Paine Webber  Group, Inc., Sr. Notes, Series C, 6.73%, 04/03/08..............      2,321,121
                                                                                                 -------------
                                                                                                     4,282,421
                                                                                                 -------------
                  SINGLE FAMILY MORTGAGE - (8.23%)
     1,070,000    Adams Cnty., CO, Sngl. Fam. Taxable Mtg. Rev. Bds., Capital Appreciation,
                    Zero Cpn., 06/01/12 (e)....................................................        369,150


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL                                                                                            (NOTE 1)
---------                                                                                            --------
CORPORATE AND TAXABLE MUNICIPAL BONDS AND NOTES - CONTINUED

                  SINGLE FAMILY MORTGAGE - CONTINUED
$      260,000    California Hsg. Fin. Agy. Rev. Bds., Taxable Home Mtg., Series D,
                    9.30%, 02/01/26............................................................  $     267,592
       700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series G,
                    7.625%, 05/15/21...........................................................        728,700
        75,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series H,
                    7.875%, 11/15/26...........................................................         79,868
       675,480    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                    Securitized, Series '86A, 8.68%, 09/15/96+.................................          6,755
       115,000    Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
                    Mtg. Loans, 9.25%, 12/01/30................................................        117,657
       440,000    New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg.
                    Insurance, 8.875%, 08/15/14................................................        476,784
       318,137    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1, CL 2-A,
                    9.55%, 01/15/11............................................................        327,490
       807,000    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds
                    Series '86A, 8.60%, 09/01/96+..............................................          8,070
     1,625,000    Texas St., Dept. Hsg. & Comm. Taxable Mtg. Rev. Ref. Bds., Jr. Lien,
                    Ser. B, 9.50%, 03/01/16....................................................      1,685,775
                                                                                                 -------------
                                                                                                     4,067,841
                                                                                                 -------------
                  TRANSPORTATION EQUIPMENT - (0.81%)
       500,000    Simula Inc., Sr. Conv. Sub. Notes, Series C, 10.00%, 09/15/99 (c)............        400,000
                                                                                                 -------------
                  WATER TRANSPORTATION - (0.17%)
        85,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.60%, 07/01/99.............................................         85,305
                                                                                                 -------------

                         TOTAL CORPORATE AND TAXABLE MUNICIPAL BONDS
                                 AND NOTES - (identified cost $45,867,895)....................      41,428,747
                                                                                                 -------------

GOVERNMENT SECURITIES - (7.74%)
     2,000,000    Federal Home Loan Bank, 5.54%, 10/15/08......................................      1,907,900
     2,000,000    Freddie Mac,  5.54%, 10/27/08................................................      1,915,920
                                                                                                 -------------

                         TOTAL GOVERNMENT SECURITIES - (identified cost $4,000,000)...........       3,823,820
                                                                                                 -------------

MORTGAGE BACKED SECURITIES - (2.25%)
       142,643    Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01........        143,663
        24,044    CTS Home Equity Loan Trust, Asset Backed Certificates, Series `91-1-A,
                    8.80%, 01/15/06............................................................         24,013
        55,377    Fannie Mae, REMIC, Series `91-38, CL SA, Inverse Support Tranche,
                    10.1862%, 04/25/21.........................................................         59,428

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

                                                                                                       VALUE
PRINCIPAL/SHARES/UNITS                                                                                (NOTE 1)
----------------------                                                                                --------
MORTGAGE BACKED SECURITIES - CONTINUED
$      134,395    First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19....................  $     133,998
       178,758    Freddie Mac, CL 1567 A, 5.40%, 08/15/23......................................        165,654
       293,852    Freddie Mac, REMIC, CL 1668 F, 7.5875%, 02/15/14.............................        303,486
       102,694    Manufacturers Hanover Mortgage Corporation, Mtg. Pass-Through
                    Certificates, Series A, 11.50%, 04/20/15...................................        106,324
       179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                    Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%, 11/25/22..........        177,211
                                                                                                 -------------

                         TOTAL MORTGAGE BACKED SECURITIES
                                 - (identified cost $1,047,926)...............................       1,113,777
                                                                                                 -------------

PREFERRED STOCKS - (0.07%)
         2,100      Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A, 8.50%++ .........          37,013
                                                                                                 -------------
                         TOTAL PREFERRED STOCKS - (identified cost $27,405)...................          37,013
                                                                                                 -------------

COMMON STOCKS - (0.15%)
       135,951    Canyon Resources Corporation*................................................         29,739
       260,252    Crown Packaging Enterprises Ltd.*............................................          2,603
         1,161    Nextel Communications Inc., Class A*.........................................         42,522
                                                                                                 -------------
                         TOTAL COMMON STOCKS - (identified cost $391,436).....................          74,864
                                                                                                 -------------

WARRANTS - (0.12%)
           869    Empire Gas Corp., expire 07/15/04 (c)........................................          1,629
           500    Primus Telecommunications, expire 08/01/04 (c)...............................          7,500
           100    Spanish Broadcasting Systems Inc., expire 06/30/99 (c).......................         49,000
                                                                                                 -------------
                         TOTAL WARRANTS - (identified cost $18,291)............................         58,129
                                                                                                 -------------
SHORT TERM - (4.17%)
$    2,060,000    State Street Bank and Trust Co. Repurchase Agreement, 4.95%, 04/01/99,
                    dated 03/31/99, repurchase value of $2,060,283 (collateralized by
                    $2,115,000 par value Federal Home Loan Bank, 5.14%, 01/29/01,
                    market value $2,126,188) - (identified cost $2,060,000)....................      2,060,000
                                                                                                 -------------

                  TOTAL INVESTMENTS (identified cost $53,412,953) - (98.32%)(a)................     48,596,350
                 OTHER ASSETS LESS LIABILITIES - (1.68%).......................................        832,537
                                                                                                 -------------
                 NET ASSETS - (100%)............................................................ $  49,428,887
                                                                                                 =============


+  These securities are in default but have made partial payments.

++ These securities are in default and are not currently paying interest or dividends. These securities amounted to $430,485 or 0.87% of the Fund's net assets as of March 31, 1999.

*Non-income producing security.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1999
================================================================================

(a) Aggregate cost for Federal income tax purposes is $53,412,953.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $2,344,971 or 4.74% of the Fund's net assets as of March 31, 1999.(c)Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements. (d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(c) Restricted or illiquid securities. See Note 6 of the Notes to Financial Statements.

(d) Represents a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(e) As of March 31, 1999, zero coupon bonds represented $2,660,518 or 5.38% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

At March 31, 1999, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

Unrealized appreciation.........................................  $     915,610
Unrealized depreciation.........................................     (5,732,213)
                                                                  --------------
Net unrealized depreciation.....................................  $  (4,816,603)
                                                                  ==============















 SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At March 31, 1999
================================================================================


ASSETS:
     Investments in securities, at value (including repurchase agreements of $2,060,000)
         (identified cost $53,412,953) (See accompanying Schedule of Investments)............  $    48,596,350
     Cash ...................................................................................           39,905
     Interest receivable.....................................................................          860,986
     Prepaid expenses........................................................................           31,740
                                                                                               ---------------
              Total assets...................................................................       49,528,981
                                                                                               ---------------

LIABILITIES:
     Payable for capital stock reacquired....................................................            7,572
     Accrued expenses........................................................................           92,522
                                                                                               ---------------
              Total liabilities..............................................................          100,094
                                                                                               ---------------
NET ASSETS (NOTE 7)..........................................................................  $    49,428,887
                                                                                               ===============

CLASS A SHARES
     Net assets..............................................................................  $    20,028,904
     Shares outstanding......................................................................        5,068,240
     Net asset value and redemption price per share..........................................        $    3.95
                                                                                                     =========
     Maximum offering price per share (100/95.25 of $3.95)*..................................        $    4.15
                                                                                                     =========

CLASS B SHARES
     Net assets..............................................................................  $    21,522,145
     Shares outstanding......................................................................        5,491,330
     Net asset value, offering and redemption price per share................................        $    3.92
                                                                                                     =========

CLASS C SHARES
     Net assets..............................................................................  $     4,055,058
     Shares outstanding......................................................................        1,027,900
     Net asset value, offering and redemption price per share................................        $    3.94
                                                                                                     =========

CLASS Y SHARES
     Net assets..............................................................................  $     3,822,780
     Shares outstanding......................................................................          962,492
     Net asset value, offering and redemption price per share................................        $    3.97
                                                                                                     =========

NET ASSETS CONSIST OF:

     Par value of shares of capital stock....................................................  $       627,498
     Additional paid-in capital..............................................................       71,993,155
     Net unrealized depreciation of investments..............................................       (4,816,603)
     Accumulated net realized loss on investments............................................      (18,375,163)
                                                                                               ---------------
         Net assets..........................................................................  $    49,428,887
                                                                                               ===============
* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF OPERATIONS
For the year ended March 31, 1999
================================================================================



INVESTMENT  INCOME:
     Income:

         Interest............................................................   $ 5,370,356
                                                                                -----------

     Expenses:

         Management fees (Note 3)............................       416,822
         Custodian fees......................................        30,012
         Transfer agent fees
              Class A........................................        69,270
              Class B........................................        56,089
              Class C........................................         8,894
              Class Y........................................         1,525
         Audit fees..........................................        17,850
         Legal fees..........................................        15,601
         Accounting fees (Note 3)............................         6,000
         Reports to shareholders.............................        57,320
         Directors' fees and expenses........................        21,124
         Registration and filing fees (Note 3)...............        62,788
         Miscellaneous.......................................         1,056
         Payments under distribution plan (Note 4):
              Class A........................................        59,974
              Class B........................................       242,223
              Class C........................................        40,965
                                                              -------------

                  Total expenses.............................................     1,107,513
                  Expenses paid indirectly  (Note 5) ........................        (1,175)
                                                                                -----------
                  Net expenses...............................................     1,106,338
                                                                                -----------

                      Net investment income..................................     4,264,018
                                                                                -----------

REALIZED AND UNREALIZED LOSS ON I NVESTMENTS:

     Net realized loss from investment transactions..........................    (8,546,263)
     Net increase in unrealized depreciation of investments..................    (3,486,498)
                                                                                -----------
              Net realized and unrealized loss on investments................   (12,032,761)
                                                                                -----------

              Net decrease in net assets resulting from operations...........    (7,768,743)
                                                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================



                                                                                       FOR THE YEARS
                                                                                      ENDED MARCH 31,
OPERATIONS:                                                                ------------------------------------
                                                                                   1999               1998
                                                                                   ----               ----
   Net investment income................................................   $     4,264,018     $     4,442,825
   Net realized gain (loss) from investment transactions................        (8,546,263)          1,600,540
   Net change in unrealized  appreciation (depreciation) of investment..        (3,486,498)             66,318
                                                                           ---------------     ---------------
              Net increase (decrease) in net assets resulting from
                  operations............................................        (7,768,743)          6,109,683

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
         Class A........................................................        (2,252,956)         (3,217,912)
         Class B........................................................        (1,473,461)           (913,850)
         Class C........................................................          (249,000)            (60,594)
         Class Y........................................................          (288,601)           (250,469)

   Return of capital
         Class A........................................................          (412,926)           (760,545)
         Class B........................................................          (206,334)           (214,746)
         Class C........................................................           (19,154)            (19,800)
         Class Y........................................................           (34,481)            (60,064)

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in net assets resulting from capital share transactions (Note 7)

         Class A........................................................       (17,677,428)         (4,269,303)
         Class B........................................................         4,670,052          11,270,788
         Class C........................................................         2,959,671           1,948,959
         Class Y........................................................           385,554           4,120,479
                                                                           ----------------    ---------------

   Total increase (decrease) in net assets..............................       (22,367,807)         13,682,626

NET ASSETS:

   Beginning of year....................................................        71,796,694          58,114,068
                                                                           ---------------     ---------------
   End of year..........................................................   $    49,428,887     $    71,796,694
                                                                           ===============     ===============

SEE NOTES TO FINANCIAL STATEMENTS


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
For the year ended March 31, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

       Davis Intermediate Investment Grade Bond Fund, Inc. (formerly Davis High Income Fund, Inc.) (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. Until October 6, 1998, the Fund invested primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. Effective October 6, 1998, the Fund invests primarily in high-quality, investment-grade bonds. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION.

       Portfolio securities may be valued on the basis of prices provided by an independent pricing service or broker when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At March 31, 1999, the Fund had approximately $18,375,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2000 and 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

       Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

       Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended March 31, 1999, amounts have been reclassified to reflect a decrease in accumulated net realized loss on securities sold of $7,606,269 and a decrease in additional paid-in capital of $7,606,269.

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

       Purchases and sales of investment securities (excluding short term securities) during the year ended March 31, 1999, were $50,335,286 and $54,451,145, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

       The Fund pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). Until October 6, 1998, the management agreement provided for a fee at the annual rate of 0.70% of the first $250 million of average net assets of the Fund, 0.60% of the next $250 million of average net assets and 0.55% of average net assets over $500 million. Effective October 6, 1998, the management fee was reduced to 0.55% of all average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended March 31, 1999, amounted to $12,996. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended March 31, 1999, amounted to $10,947. State Street Bank & Trust Co. is the Fund's primary accounting provider. Fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services; the fee for the year ended March 31, 1999, amounted to $6,000. Certain directors and officers of the Fund are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March  31, 1999
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended March 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $145,966 from commissions earned on sales of Class A shares of the Fund of which $24,468 was retained by the Underwriter and the remaining $121,498 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year end March 31, 1999, was $59,974.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       For the year ended March 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $181,666 and service fees of $60,557.

       Commission advances by the Distributor for the year ended March 31, 1999, on the sale of Class B shares of the Fund amounted to $410,838, of which $406,042 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $769,713, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

CLASS B SHARES - CONTINUED

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. For the year ended March 31, 1999 the Distributor received contingent deferred sales charges of $112,821 from redemptions of Class B shares of the Fund.

CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended March 31, 1999, Class C shares of the Fund made distribution payments of $40,965. During the year ended March 31, 1999, the Distributor received $4,897 in contingent deferred sales charges from redemptions of Class C shares of the Fund.

NOTE 5 - CUSTODIAN FEES

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,175 during the year ended March 31, 1999.

NOTE 6 - RESTRICTED AND ILLIQUID SECURITIES

     Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of restricted or illiquid securities is $1,161,314, or 2.35% of the Fund's net assets as of March 31, 1999. Information concerning restricted securities is as follows:


                                         ACQUISITION           COST           VALUATION PER UNIT
SECURITY                                    DATE              PER UNIT       AS OF MARCH 31, 1999
--------                                 -----------          --------       --------------------
Simula Inc., Sr. Conv. Sub. Notes,
     Series C, 10.00%, 09/15/99            09/17/96           $  100.00                  $  80.00
Technical Equipment Leasing Corp.,
     Jr. Sub. Deb., Series A,
     18.375%, 04/01/96                     06/15/84              100.00                      3.00


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 7 - CAPITAL STOCK

At March 31, 1999, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:



CLASS A
                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        2,005,727  $   8,951,909
Shares issued in reinvestment of distributions................................          323,428      1,432,650
                                                                                  -------------  -------------
                                                                                      2,329,155     10,384,559
Shares redeemed...............................................................       (6,508,378)   (28,061,987)
                                                                                  -------------  -------------
        Net decrease..........................................................       (4,179,223) $ (17,677,428)
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------

Shares subscribed.............................................................        2,266,192  $  10,770,163
Shares issued in reinvestment of distributions................................          509,944      2,413,253
                                                                                  -------------  --------------
                                                                                      2,776,136     13,183,416
Shares redeemed...............................................................       (3,686,564)   (17,452,719)
                                                                                  -------------  -------------
        Net decrease..........................................................         (910,428) $ (4,269,303)
                                                                                  =============  =============

CLASS B
                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        4,921,797  $  21,526,190
Shares issued in reinvestment of distributions................................          169,369        735,895
                                                                                  -------------  -------------
                                                                                      5,091,166     22,262,085
Shares redeemed...............................................................       (4,172,871)   (17,592,033)
                                                                                  -------------  -------------
        Net increase..........................................................          918,295  $   4,670,052
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                         MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        3,357,235  $  15,840,614
Shares issued in reinvestment of distributions................................          114,872        540,264
                                                                                  -------------  -------------
                                                                                      3,472,107     16,380,878
Shares redeemed...............................................................       (1,082,952)    (5,110,090)
                                                                                  -------------  -------------
        Net increase..........................................................        2,389,155  $  11,270,788
                                                                                  =============  =============


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
For the year ended March 31, 1999
================================================================================

NOTE 7 - CAPITAL STOCK - (CONTINUED)

CLASS C

                                                                                          YEAR ENDED
                                                                                        MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................        1,508,715  $   6,727,226
Shares issued in reinvestment of distributions................................           29,525        126,622
                                                                                  -------------  -------------
                                                                                      1,538,240      6,853,848
Shares redeemed...............................................................         (915,471)    (3,894,177)
                                                                                  -------------  -------------
        Net increase..........................................................          622,769  $   2,959,671
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                        MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................          823,575      3,941,412
Shares issued in reinvestment of distributions................................            6,474         30,758
                                                                                  -------------  -------------
                                                                                        830,049      3,972,170
Shares redeemed...............................................................         (424,918)    (2,023,211)
                                                                                  -------------- -------------
        Net increase..........................................................          405,131  $   1,948,959
                                                                                  =============  =============


CLASS Y
                                                                                          YEAR ENDED
                                                                                         MARCH 31, 1999
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................           21,392  $      92,938
Shares issued in reinvestment of distributions................................           72,773        318,206
                                                                                  -------------  -------------
                                                                                         94,165        411,144
Shares redeemed...............................................................           (5,628)       (25,590)
                                                                                  -------------  -------------
        Net increase..........................................................           88,537  $     385,554
                                                                                  =============  =============

                                                                                           YEAR ENDED
                                                                                        MARCH 31, 1998
                                                                                  ----------------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................          809,065  $  3,818,471
Shares issued in reinvestment of distributions................................           64,889       309,128
                                                                                  -------------  -------------
                                                                                        873,954     4,127,599
Shares redeemed...............................................................           (1,476)        (7,120)
                                                                                  -------------  -------------
        Net increase..........................................................          872,478  $   4,120,479
                                                                                  =============  =============


DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS A

                                                                           YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------
                                                         1999        1998        1997        1996       1995
                                                         ----        ----        ----        ----       ----
Net Asset Value,
   Beginning of Period...........................      $  4.76        $ 4.71     $ 4.84      $ 4.86      $ 5.14
                                                       -------       --------   -------     -------     ------

Income (Loss) From Investment Operations
   Net Investment  Income........................         0.28          0.34       0.39        0.43        0.46
   Net Realized and Unrealized Gains or
     Losses......................................        (0.75)         0.13      (0.06)       0.03       (0.24)
                                                       -------       -------    -------     -------     -------
       Total From Investment Operations..........        (0.47)         0.47       0.33        0.46        0.22
                                                       -------       -------    -------     -------     -------

Dividends and Distributions
   Dividends from Net Investment Income..........        (0.28)        (0.34)     (0.39)      (0.43)      (0.46)
   Returns of Capital............................        (0.06)        (0.08)     (0.07)      (0.05)      (0.04)
                                                       -------       -------    -------     -------     -------
       Total Dividends and Distributions.........        (0.34)        (0.42)     (0.46)      (0.48)      (0.50)

                                                       -------       -------    -------     -------     -------
Net Asset Value, End of Period...................      $  3.95       $  4.76    $  4.71     $  4.84     $  4.86
                                                       =======       =======    =======     =======     =======

Total Return (1).................................       (10.41)%       10.40%      7.08%       9.93%       4.69%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)......      $20,029       $44,058    $47,890     $53,816     $56,405

   Ratio of Expenses to Average Net Assets.......         1.36%         1.40%(2)   1.48%(2)    1.51%       1.53%
   Ratio of Net Investment Income to
     Average Net Assets..........................         6.88%         7.11%      8.13%       8.92%       9.49%

   Portfolio Turnover Rate (3)...................        87.21%        71.54%     66.10%     118.34%      98.94%




(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% and 1.47% for the years ended March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.


CLASS B

                                                                                                DECEMBER 5, 1994
                                                                                                   (INCEPTION
                                                                      YEAR ENDED                    OF CLASS)
                                                                       MARCH 31,                     THROUGH
                                                         -------------------------------------       MARCH 31,
                                                         1999        1998      1997       1996        1995
                                                         ----        ----      ----       ----        ----

Net Asset Value, Beginning of Period...............    $   4.73    $    4.68  $   4.81   $   4.85   $   4.80
                                                       --------    ---------  --------   --------   --------

Income (Loss) From Investment  Operations
   Net Investment Income...........................        0.24         0.33      0.36       0.40       0.11
   Net Realized and Unrealized Gains or Losses.....       (0.75)        0.10     (0.07)        --       0.05
                                                       --------    ---------  --------   --------   --------
       Total From Investment Operations............       (0.51)        0.43      0.29       0.40       0.16
                                                       --------    ---------  --------   --------   --------

Dividends and Distributions
   Dividends from Net Investment Income............       (0.24)       (0.33)    (0.36)     (0.40)     (0.11)
   Returns of Capital..............................       (0.06)       (0.05)    (0.06)     (0.04)        --
                                                       --------    ---------  --------    --------   --------
       Total Dividends and Distributions...........       (0.30)       (0.38)    (0.42)     (0.44)     (0.11)

                                                       --------    ---------  --------    --------   --------
Net Asset Value, End of Period.....................    $   3.92    $    4.73  $   4.68   $   4.81   $   4.85
                                                       ========    =========  ========   ========   ========

Total Return (1)..................................  .    (11.20)%       9.53%     6.26%      8.68%      3.39%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........     $21,522      $21,624   $10,217     $6,599     $1,900
   Ratio of Expenses to Average Net Assets.........        2.20%(2)     2.16%(2)  2.30%(2)   2.32%      2.36%*

   Ratio of Net Investment Income to
      Average Net Assets...........................        6.05%        6.35%     7.28%      8.11%      8.66%*
   Portfolio Turnover Rate (3).....................       87.21%       71.54%    66.10%    118.34%     98.94%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.19%, 2.15%, and 2.29% for the years ended March 31, 1999, March 31, 1998 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS C

                                                                             AUGUST 12, 1997
                                                                                (INCEPTION
                                                                                OF CLASS)
                                                        YEAR ENDED               THROUGH
                                                         MARCH 31,              MARCH 31,
                                                           1999                  1998
                                                           ----                  ----
Net Asset Value,
   Beginning of Period.............................        $ 4.76                $  4.71
                                                           ------                -------

Income (Loss) From Investment Operations
   Net Investment  Income..........................          0.24                   0.16
   Net Realized and Unrealized Gains or Losses.....         (0.76)                  0.10
                                                          -------                -------
       Total From Investment Operations............         (0.52)                  0.26
                                                          -------                -------

Dividends and Distributions
   Dividends from Net Investment Income............         (0.24)                 (0.16)
   Returns of Capital..............................         (0.06)                 (0.05)
                                                          -------                -------
       Total Dividends and Distributions...........         (0.30)                 (0.21)
                                                          -------                -------
Net Asset Value, End of Period.....................       $  3.94                $  4.76
                                                          =======                =======

Total Return (1)...................................        (11.34)%                 5.61%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........        $4,055                 $1,928
   Ratio of Expenses to Average Net Assets.........          2.18%                  2.09%(2)*
   Ratio of Net Investment Income to
     Average Net Assets............................          6.06%                  6.42%*
   Portfolio Turnover Rate (3).....................         87.21%                  71.54%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                                    MARCH 20, 1997
                                                                                      (INCEPTION
                                                                YEAR ENDED             OF CLASS)
                                                                 MARCH 31,              THROUGH
                                                          ------------------------      MARCH 31,
                                                            1999          1998           1997
                                                            ----          ----           ----
Net Asset Value,
   Beginning of Period.............................        $ 4.79         $ 4.72       $  4.74
                                                           ------         ------       -------

Income (Loss) From Investment Operations
   Net Investment  Income..........................          0.29           0.34            --
   Net Realized and Unrealized Gains or Losses.....         (0.76)          0.14         (0.02)
                                                          -------        -------       -------
       Total From Investment Operations............         (0.47)          0.48         (0.02)
                                                          -------        -------       -------

Dividends and Distributions
   Dividends from Net Investment Income............         (0.29)         (0.34)           --
   Returns of Capital..............................         (0.06)         (0.07)           --
                                                          -------        -------       -------
       Total Dividends and Distributions...........         (0.35)         (0.41)           --
                                                          -------        -------       -------
Net Asset Value, End of Period.....................       $  3.97        $  4.79       $  4.72
                                                          =======        =======       =======

Total Return (1)...................................        (10.16)%        10.64%        (0.42)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........        $3,823         $4,187            $7
   Ratio of Expenses to Average Net Assets.........          1.00%          1.05%(2)      1.21%(2)*
   Ratio of Net Investment Income to
     Average Net Assets............................          7.24%          7.46%         8.89%*
   Portfolio Turnover Rate (3).....................         87.21%         71.54%        66.10%


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% and 1.20% for the year ended March 31, 1998 and for the period ended March 31, 1997, respectively.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED MARCH 31, 1999
================================================================================

       In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       None of the dividends paid by the Fund during the year ended March 31, 1999 are eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.

       We have audited the accompanying statement of assets and liabilities of Davis Intermediate Investment Grade Bond Fund, Inc. (formerly named the Davis High Income Fund, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on this information.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Intermediate Investment Grade Bond Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




                                                        KPMG LLP

Denver, Colorado
May 7, 1999

                          DAVIS INTERMEDIATE INVESTMENT
                              GRADE BOND FUND, INC.
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

                      DIRECTORS                    OFFICERS
                      Wesley E. Bass, Jr.          Jeremy H. Biggs
                      Jeremy H. Biggs                Chairman
                      Marc P. Blum                 Shelby M.C. Davis
                      Andrew A. Davis                President
                      Christopher C. Davis         Kenneth C. Eich
                      Jerry D. Geist                 Vice President
                      D. James Guzy                Sharra L. Reed
                      G. Bernard Hamilton            Vice President, Treasurer
                      LeRoy E. Hoffberger            & Assistant Secretary
                      Laurence W. Levine           Thomas D. Tays
                      Christian R. Sonne             Vice President & Secretary
                      Marsha Williams              Andrew A. Davis
                                                     Vice President
                                                   Christopher C. Davis
                                                     Vice President
                                                   Carolyn H. Spolidoro
                                                     Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                             DAVIS SELECTED ADVISERS, L.P.
                                             124 EAST MARCY STREET
                                             SANTA FE, NEW MEXICO 87501
                                             1-800-279-0279


























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